Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

BETWEEN

UWW HOLDINGS, LLC

AND

XPEDX HOLDING COMPANY

Dated as of              , 2014

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7.3.	Adjustments Affecting Investor Registrable Securities.	19
7.4.	Board of Directors Matters.	19
7.5.	Restriction on Acquisitions of Common Stock by the Investor.	20
7.6.	Remedies.	20
7.7.	Amendment and Waiver.	20
7.8.	Successors and Assigns; Permitted Transferees.	20
7.9.	Severability.	20
7.10.	Counterparts.	21
7.11.	Descriptive Headings; No Strict Construction.	21
7.12.	Notices.	21
7.13.	Electronic Delivery.	23
7.14.	Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL.	23
7.15.	Exercise of Rights and Remedies.	24
7.16.	Dilution.	24

ii

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of                  , 2014 by and among:

(i)	xpedx Holding Company, a Delaware corporation (together with its successors and permitted assigns, the “Company”); and

(ii)	UWW Holdings, LLC, a Delaware limited liability company (the “Investor”).

Unless otherwise noted herein, capitalized terms used herein shall have the meanings set forth in Section 6.

RECITALS

WHEREAS, the Company and the Investor are parties to that certain Agreement and Plan of Merger, dated [            ], 2014 (the “Merger Agreement”), pursuant to which a wholly-owned subsidiary of the Investor will merge with and into the Company and, in connection therewith, the Investor will receive as consideration shares of common stock of the Company, $0.01 par value per share (“Common Stock”), in a private placement pursuant to Section 4(2) of the Securities Act; and

WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions under the Merger Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

AGREEMENT

1.	DEMAND REGISTRATIONS.

1.1. Requests for Registration. Subject to Section 2 and the other terms and conditions of this Agreement, at any time following the date that is 180 days after the Closing Date, the Investor on behalf of holders of the Investor Registrable Securities may initiate (a) up to three (3) registrations of all or part of the Investor Registrable Securities on Form S-1 or any similar or successor long-form registration (“Long-Form Registrations”); provided, however, that a registration shall not count as one of the permitted Long-Form Registrations until it has become effective; and (b) if available, an unlimited number of registrations of all or part of the Investor Registrable Securities on Form S-3 or any successor short-form registration (“Short-Form Registrations”).

1.2. Demand Notice. All requests for Demand Registrations shall be made only by the Investor giving written notice to the Company (a “Demand Notice”). Each Demand Notice shall specify the approximate number of Investor Registrable Securities requested to be registered and the intended methods of disposition. Within seven (7) days after receipt of any such Demand Notice, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities and, subject to Section 1.5, shall include in such registration (and in all related registrations and qualifications under state securities laws or in compliance with other registration requirements and in any related underwriting) all Investor Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the delivery of the Company’s notice.

1.3. Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-3 or any successor short-form registration. The Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Investor Registrable Securities.

1.4. Shelf Registrations. Whenever the Company is permitted to use Form S-3 or any successor short-form registration, the Investor on behalf of holders of the Investor Registrable Securities may require the Company to file any Demand Registration with the Securities and Exchange Commission in accordance with and pursuant to Rule 415 under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”) for the sale or distribution by the holders of Investor Registrable Securities on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, including by way of an underwritten offering, block sale or other distribution plan, and the Company shall use its reasonable best efforts to cause such registration statement to be filed and declared effective under the Securities Act in accordance with Section 4 hereof. Once effective, the Company shall cause the Shelf Registration to remain effective for a period ending on the date on which all Investor Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration. In connection with a takedown requested by the Investor on behalf of holders of the Investor Registrable Securities pursuant to any Shelf Registration, the Company shall (i) cooperate with the Investor and take all actions reasonably requested by the Investor in connection therewith and (ii) comply with Section 4.6 below.

1.5. Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Investor Registrable Securities without the prior written consent of the Investor which shall not be unreasonably withheld, conditioned or delayed. In any Underwritten Offering, if the managing underwriter(s) advises the Company in writing that in its opinion the number of Investor Registrable Securities and, if permitted hereunder, other securities requested to be included in such Underwritten Offering exceeds the number of Investor Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration only such number of shares of Common Stock that in the opinion of the managing underwriter(s) can be sold without adversely affecting the marketability of the offering, which shares shall be included in the following order of priority: (a) first, the Investor Registrable Securities for which registration was requested, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder, (b) second, any securities proposed to be registered by the Company and (c) third, any other securities proposed to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

1.6. Selection of Underwriters. The Investor shall have the right to select the underwriter or underwriters to administer any underwriting offering in connection with a Demand Registration, subject to the Company’s approval which shall not be unreasonably withheld, conditioned or delayed.

1.7. Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any Person with respect to any securities of the Company other than this Agreement.

2.	RESTRICTIONS ON REGISTRATIONS.

2.1. Restrictions on Demand Registrations. The Company will not be obligated to file any registration statement with respect to any Demand Registration more than once in any 150-day period or more than two times in any 365-day period. The Company shall not be obligated to effect any Demand Registration unless the reasonably anticipated gross proceeds from the sale of Investor Registrable Securities in such Demand Registration are $40 million in the case of a Long-Form Registration and $15 million in the case of a Short-Form Registration; provided that if the Investor is proposing a Short-Form Registration to sell all of the remaining Investor Registrable Securities (assuming the exercise in full of any over-allotment option), the $15 million minimum Short-Form Registration limit shall not apply. Notwithstanding anything in this Agreement to the contrary, no Investor Registrable Securities may be registered, offered, sold or otherwise transferred under, and the Company shall not be required to maintain the effectiveness of, more than one registration statement with respect to Investor Registrable Securities at any time.

2.2. Right to Defer or Suspend Registrations. The Company may, at its option, (x) defer any registration or offering of Investor Registrable Securities in response to a Demand Notice or Take-Down Notice or (y) require holders to suspend any offering of Investor Registrable Securities, in either case for no more than 120 days in each 360-day period:

(a) if the Company is subject to any of its customary suspension or blackout periods, for all or part of such period;

(b) upon issuance by the Securities and Exchange Commission of a stop order suspending the effectiveness of any registration statement with respect to Investor Registrable Securities or the initiation of proceedings with respect to such registration statement under Section 8(d) or 8(e) of the Securities Act;

(c) if the Company believes that any such registration or offering (i) should not be undertaken because it would reasonably be expected to materially interfere with any material corporate development or plan or (ii) would require the Company, under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests, provided that this exception (ii) shall continue to apply only during the time that such material nonpublic information has not been disclosed and remains material;

(d) if the Company elects at such time to offer Common Stock or other equity securities of the Company to (i) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (ii) meet rating agency and other capital funding requirements; and

(e) if the Company is pursuing a primary underwritten offering of Common Stock pursuant to a registration statement; provided that the Investor shall have Piggyback Registration rights with respect to such primary underwritten offering in accordance with and subject to the restrictions set forth in Section 3;

provided that, in the case of a deferral by the Company of a Demand Registration, the Investor will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration and the Company will pay all Registration Expenses in connection with such requested registration. Upon the occurrence of any of the conditions described in (a) through (e) above, the Company shall give prompt notice of such deferral or suspension (a “Suspension Notice”) to the Investor or, in the Company’s sole discretion, to each seller of Investor Registrable Securities included in any applicable registration statement. Upon the termination of such condition, the Company shall give prompt notice thereof (a “Suspension Termination Notice”) to the Investor and, if applicable, any sellers to whom a Suspension Notice was delivered. The Company shall promptly proceed with any Demand Registration that was suspended pursuant to this Section 2.2.

3.	PIGGYBACK REGISTRATIONS.

3.1. Right to Piggyback. Whenever the Company proposes to register any of its Common Stock (whether or not in combination with any other equity or debt security or otherwise) under the Securities Act (other than pursuant to a Demand Registration or in connection with registration on Form S-4 or Form S-8 or any successor or similar forms, or relating solely to the sale of debt or convertible debt instruments) and the registration form to be used may be used for the registration of Investor Registrable Securities (a “Piggyback Registration”), the Company shall give written notice at least 20 days before the anticipated filing date to the Investor on behalf of the holders of the Investor Registrable Securities of its intention to effect such a registration. Each such Company notice shall specify the approximate number of shares of Common Stock to be registered. Subject to Sections 3.2 and 3.3 below, the Company will include in such registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Investor Registrable Securities with respect to which the Company has received from the Investor a written request for inclusion therein within 15 days after the delivery of such Company notice; provided that (i) each seller must sell its Investor Registrable Securities to the underwriter or underwriters selected by the Company in connection with such offering on the same terms and conditions as apply to the Company and (ii) if, at any time after giving notice to the Investor of its intention to effect such registration, the Company shall determine for any reason not to register any of its Common Stock under the Securities Act, the Company shall give notice to the Investor on behalf of such sellers and, thereupon, shall be relieved of its obligation to register any Investor Registrable Securities in connection with such registration and, except for the obligation to pay Registration Expenses pursuant to Section 4.2, the Company shall have no liability to the holders of Investor

Registrable Securities in connection with such termination or withdrawal. The Company shall have the right to select the underwriter or underwriters to administer any underwritten offering in connection with such registration and related offering.

3.2. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advises the Company in writing (with a copy to the Investor on behalf of each holder requesting registration of Investor Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration only such number of shares of Common Stock that in the opinion of the managing underwriter(s) can be sold without adversely affecting the marketability of the offering, which shares shall be included in the following order of priority: (a) first, the shares of Common Stock the Company proposes to sell, (b) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by such holder, and (c) third, any other shares of Common Stock requested to be included in such registration.

3.3. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Common Stock (other than the holders of Investor Registrable Securities), and the managing underwriter(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration only such number of shares of Common Stock that in the opinion of the managing underwriter(s) can be sold without adversely affecting the marketability of the offering, which shares shall be included in the following order of priority: (a) first, the shares of Common Stock requested to be included therein by the applicable holders requesting registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such shares of Common Stock and Investor Registrable Securities on the basis of the number of shares owned by each such holder, and (b) second, any other shares of Common Stock requested to be included in such registration.

4.	REGISTRATION AND COORDINATION GENERALLY

4.1. Registration Procedures. Whenever the Investor on behalf of holders of Investor Registrable Securities has requested that any Investor Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Investor Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

(a) prepare and (within sixty (60) days after the end of the period within which a Demand Notice has been received) file with the Securities and Exchange Commission a registration statement, and all amendments and supplements thereto and related prospectuses, with respect to such Investor

Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Investor copies of all such documents proposed to be filed, which documents will be subject to review by such counsel);

(b) notify each holder of Investor Registrable Securities of (i) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Investor Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(c) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective until the holder or holders of Investor Registrable Securities have completed the distribution described in the registration statement relating to such distribution, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(d) furnish to the Investor such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Investor Registrable Securities;

(e) use its reasonable best efforts to register or qualify such Investor Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(f) promptly notify each seller of such Investor Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Investor Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g) cause all such Investor Registrable Securities to be listed or quoted on each securities exchange on which similar securities issued by the Company are then listed or quoted;

(h) provide a transfer agent and registrar for all such Investor Registrable Securities not later than the effective date of such registration statement;

(i) enter into such customary agreements (including underwriting agreements in customary form) and perform the Company’s obligations thereunder and take all such other actions as the Investor or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Investor Registrable Securities;

(j) in the case of an Underwritten Offering, make available for inspection by the Investor on behalf of holders of Investor Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by such sellers or any managing underwriter, all material financial and other records and pertinent corporate and business documents of the Company as will be reasonably necessary to enable them to exercise their due diligence responsibilities; provided that each such seller, any such managing underwriter, attorney or accountant will enter into a confidentiality agreement satisfactory to the Company;

(k) in the case of an Underwritten Offering, cooperate and participate as reasonably requested by the Investor or the managing underwriter(s) in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as the Investor or the managing underwriter(s) may reasonably request in order to facilitate the disposition of the Investor Registrable Securities;

(l) take all reasonable actions to ensure that any prospectus or Free Writing Prospectus utilized in connection with any Demand Registration or Piggyback Registration hereunder (i) complies in all material respects with the Securities Act, (ii) is filed in accordance with the Securities Act to the extent required thereby and is retained in accordance with the Securities Act to the extent required thereby, (iii) when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) in the case of such prospectus or Free Writing Prospectus (when taken together with the related prospectus), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(n) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts to promptly obtain the withdrawal of such order;

(o) use its reasonable best efforts to cause such Investor Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Investor Registrable Securities;

(p) in the case of an Underwritten Offering, use its reasonable best efforts to make available the executive officers of the Company to participate with the Investor and any managing underwriter in any “road shows” or other selling efforts that may be reasonably requested by the Investor in connection with the methods of distribution for the Investor Registrable Securities;

(q) in the case of an Underwritten Offering, use its reasonable best efforts to obtain one or more comfort letters, signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the managing underwriter(s) reasonably requests;

(r) in the case of an Underwritten Offering, use its reasonable best efforts to provide a legal opinion of the Company’s outside counsel, addressed to the managing underwriters, with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature;

(s) cooperate with the sellers of Investor Registrable Securities covered by the registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates, if any (not bearing any restrictive legends), representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or such holders may request;

(t) notify counsel for the Investor on behalf of the sellers of the Investor Registrable Securities included in the registration statement and the managing underwriter(s), if any, promptly, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(u) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus;

(v) in the case of an Underwritten Offering, if requested by the managing underwriter(s) or by the Investor, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or the Investor reasonably requests to be included therein, including, with respect to the number of Investor Registrable Securities being sold by each holder to such underwriter, the purchase price being paid therefor by such underwriter and with respect to any other terms of the underwritten offering of the Investor Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment; and

(w) in the case of an Underwritten Offering, cooperate with the Investor on behalf of the sellers of Investor Registrable Securities and each managing underwriter participating in the disposition of such Investor Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

The Company may require the Investor or the holders of Investor Registrable Securities covered by the registration statement to furnish in writing to the Company such information relating to the sellers of Investor Registrable Securities and the sale or registration of the Investor Registrable Securities by such sellers and the distribution thereof as the Company may from time to time reasonably request in writing. In the event of a Piggyback Registration, if within 15 days of the receipt of a written request from the Company, any such seller fails to provide to the Company any information relating to the such seller that is required by applicable law to be disclosed in any registration statement, the Company may exclude such seller’s Investor Registrable Securities from such registration statement.

If any registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder’s sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, require the deletion of the reference to such holder; provided, that with respect to this clause (ii), if requested by the Company, such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

4.2. Registration Expenses.

(a) All (i) expenses incident to the Company’s performance of or compliance with this Agreement (including, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts, selling commissions and transfer taxes applicable to the sale of the Investor Registrable Securities hereunder, which shall be borne by holders of Investor Registrable Securities covered by the registration statement ) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) and (ii) Selling Expenses will be paid by the Company in respect of each Demand Registration (including any Shelf Offering) and each Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b) In connection with each Demand Registration (including any Shelf Offering) and each Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the holders of Investor Registrable Securities covered by such registration for the payment of, the reasonable fees and disbursements of one counsel selected by Investor and such expenses shall be considered Registration Expenses hereunder.

4.3. Participation in Underwritten Offerings; Suspension of Dispositions. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Investor Registrable Securities will be required to sell more than the number of Investor Registrable Securities that such holder has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) cooperates with the Company’s reasonable requests in connection with such registration.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any Suspension Notice pursuant to Section 2.2 or any notice from the Company of the happening of any event of the kind described in Section 4.1(f) above, such Person will forthwith discontinue the disposition of its Investor Registrable Securities pursuant to the registration statement until such Person’s receipt of the Suspension Termination Notice as contemplated by Section 2.2 or the copies of a supplemented or amended prospectus as contemplated by such Section 4.1(f), as the case may be. In the event the Company shall give any such notice, the applicable time period mentioned in Section 4.1(c) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of an Investor Registrable Security covered by such registration statement shall have received the Suspension Termination Notice contemplated by Section 2.2 or the copies of the supplemented or amended prospectus contemplated by Section 4.1(f).

4.4. Lock-Up Agreements.

(a) The Company shall not effect any public sale or distribution of its Common Stock or any securities convertible into or exchangeable or exercisable for its Common Stock during (a) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which

Investor Registrable Securities are included, the seven (7) days prior to and the ninety (90)-day period beginning on the effective date of such registration, and (b) upon notice from the Investor on behalf of holders of the Investor Registrable Securities of the intention to effect an Underwritten Offering of Investor Registrable Securities pursuant to a Shelf Registration, the seven (7) days prior to and the ninety (90)-day period beginning on the date of the commencement of such distribution; in each case except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8, and in each case unless the managing underwriter(s) otherwise requires.

(b) No holder of Investor Registrable Securities shall effect any public sale or distribution of any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock during (a) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which Investor Registrable Securities are included, the seven days prior to and the 90-day period beginning on the date of the commencement of such registration, and (b) upon notice from the Company of the commencement of an underwritten distribution of its Common Stock, the seven days prior to and the 90-day period beginning on the date of the commencement of such distribution; in each case except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8, and in each case unless the managing underwriter(s) otherwise requires.

4.5. Current Information; Rule 144 Reporting.

At all times after the date of this Agreement, the Company will use its reasonable best efforts to timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder at any time when the Company is subject to such reporting requirements, and will take such further action as any holder or holders of Investor Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Investor Registrable Securities pursuant to Securities Act Rule 144.

4.6. Shelf Take-Down Procedures. At any time that a Shelf Registration is effective, if the Investor on behalf of holders of the Investor Registrable Securities delivers a notice to the Company (a “Take-Down Notice”) stating that they intend to effect an offering of all or part of the Investor Registrable Securities included on such registration, whether such offering is underwritten or non-underwritten (a “Shelf Offering”) and stating the number of the Investor Registrable Securities to be included in the Shelf Offering, then the Company shall amend or supplement such registration as may be necessary in order to enable such Investor Registrable Securities to be distributed pursuant to the Shelf Offering. The Company will not be obligated to effect any Shelf Offering unless the reasonably anticipated aggregate gross proceeds from the sale of Investor Registrable Securities from such Shelf Offering are at least $15 million; provided that if the Investor is proposing a Shelf Offering to sell all of the remaining Investor Registrable Securities (assuming the exercise in full of any over-allotment option), the $15 million minimum Shelf Offering limit shall not apply. In connection with any Shelf

Offering that is an underwritten offering, in the event that the managing underwriter(s) advises the Company in writing that in its opinion the number of Investor Registrable Securities to be included in such Shelf Offering exceeds the number of Investor Registrable Securities which can be sold therein without adversely affecting the marketability of the offering, such managing underwriter(s) may limit the number of Investor Registrable Securities which would otherwise be included in such Shelf Offering in the same manner as is described in Section 1.5. The Company shall deliver the Take-Down Notice to all other holders of Investor Registrable Securities included on such Shelf Registration and permit each such holder to include its Investor Registrable Securities included on such registration in the Shelf Offering if such holder notifies the Investor and the Company within five (5) days after delivery of the Take-Down Notice to such holder.

4.7. Right to Terminate Registration. The Investor shall have the right to terminate or withdraw any registration initiated under Section 1 prior to the effectiveness of such registration and, for purposes of this Agreement, such terminated or withdrawn registration shall not count as one of the Investor’s Demand Registrations. The Registration Expenses of any such terminated or withdrawn registration shall be borne by the Company in accordance with Section 4.2 hereof.

5.	INDEMNIFICATION.

5.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Investor and each holder of Investor Registrable Securities and, as applicable, their respective officers, directors, trustees, employees, unitholders, holders of beneficial interests, members, general and limited partners, agents and representatives and each Person who controls the Investor or such holder (within the meaning of the Securities Act) (collectively, “Investor Indemnitees”) against any and all losses, claims, actions, damages, liabilities and expenses (including reasonable attorney’s fees and expenses), to which the Investor or any such holder or Investor Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement of the Company under the Securities Act that covers any Investor Registrable Securities pursuant to this Agreement, or prospectus or preliminary prospectus or any amendment thereof or supplement thereto relating to the Investor Registrable Securities, together with any documents incorporated therein by reference, or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading. In addition, the Company will reimburse the Investor and each such holder and Investor Indemnitee for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, action, damage, liability or expense (or action or proceeding in respect thereof) arises out of, results from or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by or on behalf of such holder expressly for use therein.

5.2. Indemnification by Holders of Investor Registrable Securities. In connection with any registration statement in which a holder of Investor Registrable Securities is participating, each such holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its officers, directors, employees, agents, representatives, trustees and each Person who controls the Company (within the meaning of the Securities Act) (collectively, the “Company Indemnitees”) against any losses, claims, damages, liabilities and expenses (including reasonable attorney’s fees and expenses) to which the Company or any such Company Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, result from or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement of the Company under the Securities Act that covers any Investor Registrable Securities pursuant to this Agreement, or prospectus or preliminary prospectus or any amendment thereof or supplement thereto relating to the Investor Registrable Securities, together with any documents incorporated therein by reference, or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of (a) and (b), only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, in reliance upon and in conformity with written information prepared and furnished to the Company by or on behalf of such holder expressly for use therein. In addition, such holder will reimburse the Company and each such Company Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not join and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Investor Registrable Securities pursuant to such registration statement, less any other amounts paid by such holder in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

5.3. Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.

If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

5.4. Entry of Judgment; Settlement. The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

5.5. Contribution. If the indemnification provided for in this Section 5 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the sellers of Investor Registrable Securities and any other sellers participating in the registration statement on the other hand from the sale of Investor Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the sellers of Investor Registrable Securities and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the sellers of Investor Registrable Securities and any other sellers participating in the registration statement on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Investor Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand, and of the sellers of Investor Registrable Securities and any other sellers participating in the registration statement on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged statement or omission to state a material fact relates to information supplied by the Company or by the sellers of Investor Registrable Securities or other sellers participating in the registration statement and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Investor Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no seller of Investor Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such seller from the sale of Investor Registrable Securities covered by the registration statement filed pursuant hereto, less any other amounts paid by such seller in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.6. Other Rights. The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Investor Registrable Securities and the termination or expiration of this Agreement.

5.7. Indemnification Payments.

The indemnification required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices relating thereto are received or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

5.8. Survival.

The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such indemnified party, and will survive the transfer of securities.

6.	DEFINITIONS AND RULES OF CONSTRUCTION.

6.1. Definitions.

“Affiliate” of any particular Person shall mean any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day, other than a Saturday, Sunday or one on which banks are authorized by Law to close in New York, New York.

“Closing Date” shall have the meaning set forth in the Merger Agreement.

“Common Stock” shall have the meaning set forth in the recitals hereof.

“Demand Registrations” shall mean Long-Form Registrations and Short-Form Registrations requested pursuant to Section 1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority (or any successor thereto).

“Free Writing Prospectus” shall mean a free-writing prospectus, as defined in Rule 405.

“Investor Registrable Securities” shall mean (a) all shares of Common Stock issued to the Investor pursuant to the Merger Agreement and (b) any equity securities of the Company issued or issuable directly or indirectly with respect to the foregoing securities referred to in clause (a) immediately above, in each case, by way of stock dividend or stock split or in connection with a combination or exchange of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Investor Registrable Securities, such shares will continue to be Investor Registrable Securities in the hands of any Permitted Transferee thereof, and such shares will cease to be Investor Registrable Securities (i) when they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the registration statement covering them, (ii) when they have been sold to the public pursuant to Securities Act Rule 144 or other exemption from registration under the Securities Act, (iii) when they have been repurchased by the Company or a subsidiary of the Company or (iv) when the aggregate number of Investor Registrable Securities held by the Investor and its Affiliates cease to equal at least 3% of (X) the outstanding shares of Common Stock and (Y) any equity securities of the Company issued or issuable directly or indirectly with respect to the foregoing securities referred to in clause (X) immediately above by way of stock dividend or stock split or in connection with a combination or exchange of shares, recapitalization, merger, consolidation or other reorganization.

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Permitted Transferee” shall mean (i) any Affiliate of the Investor, (ii) any successor entity or with respect to an investor organized as a trust, any successor trustee or co-trustee of such trust or (iii) any direct or indirect partner, investor or member of the Investor or any Affiliate of the Investor; provided that, in each case described in clauses (i), (ii) and (iii), only to the extent such transferee agrees to be bound by the terms of this Agreement in accordance with the provisions hereof (it being understood that any Transfer not made in accordance with the terms hereof shall be deemed not a Transfer to a Permitted Transferee). In addition, any Person shall be a Permitted Transferee of the Permitted Transferees of itself.

“Rule 144” shall mean Securities and Exchange Commission Rule 144 under the Securities Act, as Rule 144 may be amended from time to time, or any similar successor rule that may be issued by the Securities and Exchange Commission.

“Rule 405” shall mean Securities and Exchange Commission Rule 405 under the Securities Act, as Rule 405 may be amended from time to time, or any similar successor rule that may be issued by the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933 and the rules promulgated thereunder, in each case as amended from time to time.

“Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force.

“Selling Expenses” means all transportation and other expenses incurred by or on behalf of the Company or any underwriters, or their representatives, in connection with “roadshow” presentations and the holding of meetings with potential investors to facilitate the distribution and sale of the Investor Registrable Securities.

“Transfer” shall mean any sale, pledge, assignment, encumbrance or other transfer or disposition of any Investor Registrable Securities (or any voting or economic interest therein) to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

“Underwritten Offering” shall mean a broadly distributed bona fide underwritten registered public offering of any Investor Registrable Securities.

6.2. Rules of Construction.

Capitalized terms used in this Agreement that are not defined in Section 6.1 have the meanings specified elsewhere in this Agreement. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time and as from time to time, amended, amended and restated, modified or supplemented, including by succession of comparable rules, regulations or forms. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, amended and restated, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to the number of shares of capital stock of the Company means such shares of capital stock of the Company as appropriately adjusted to give effect to any share combinations or exchanges, restructuring or other recapitalizations of the Company or its capital structure. Any reference herein to the holder of a particular class or series of capital stock of the Company shall be a reference to such Person solely in its capacity as a holder of that particular class or series of such capital stock of the Company. For purposes of this Agreement, the obligation of a party to use its “reasonable best efforts” to achieve a particular result may require such party to expend resources, incur costs or expenses, or pay amounts, in each case to the extent such expenditures, costs, expenses or payments, together with all other actions to be taken by such party in pursuit of such result, would constitute the exercise of such party’s “reasonable best efforts”.

7.	MISCELLANEOUS.

7.1. Term. This Agreement will be effective as of the date hereof and will continue in effect thereafter until the earliest of (a) its termination by the written consent of the parties hereto or their respective successors in interest, (b) the date on which no Investor Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company.

7.2. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which violates the rights granted to the holders of Investor Registrable Securities in this Agreement.

7.3. Adjustments Affecting Investor Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of any holder of Investor Registrable Securities to include its Investor Registrable Securities in a registration undertaken pursuant to this Agreement.

7.4. Board of Directors Matters.

Upon the Investor and its Affiliates in the aggregate ceasing to hold at least 3% of (i) the outstanding shares of Common Stock and (ii) any equity securities of the Company issued or issuable directly or indirectly with respect to the foregoing securities referred to in clause (i) immediately above by way of stock dividend or stock split or in connection with a combination or exchange of shares, recapitalization, merger, consolidation or other reorganization, any individual nominated to the Board by the Investor shall promptly tender his or her resignation to the Board and, unless a majority of the Board affirmatively votes not to accept such director’s resignation, such director shall no longer remain a director of the Company.

7.5. Restriction on Acquisitions of Common Stock by the Investor.

Commencing on the Closing Date and ending on the second anniversary thereof (immediately upon which, the restrictions set forth in this Section 7.5 will be of no further force or effect with respect to the Investor or any other holder of Investor Registrable Securities), the Investor will not acquire any shares of Common Stock, other than shares of Common Stock issued in respect of outstanding shares of Common Stock by way of stock dividend or stock split or in connection with a combination or exchange of shares, recapitalization, merger, consolidation or other reorganization. In the event that the Investor desires to Transfer to a Permitted Transferee prior to the second anniversary of the Closing Date, such Permitted Transferee shall, as a condition to such Transfer, enter into an agreement with the Company to be bound by this Section 7.5 (it being understood that any Transfer prior to the second anniversary of the Closing Date not made in accordance with the terms hereof shall be deemed not a Transfer to a Permitted Transferee).

7.6. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

7.7. Amendment and Waiver. This Agreement may be amended, modified, extended, terminated or waived (an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Investor; provided that the admission of new parties pursuant to the terms of Section 7.8 shall not constitute an amendment of this Agreement for the purposes of this Section 7.7. Each such Amendment shall be binding upon each party hereto. In addition, each party hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party. The failure of any party to enforce any provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 7.7, any Amendment to the definitions used in such Section as applied to such Section shall also require the same specified consent.

7.8. Successors and Assigns; Permitted Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Investor Registrable Securities shall cease to be Investor Registrable Securities after any Transfer to any Person other than a Permitted Transferee. Prior to the Transfer of any Investor Registrable Securities to any Permitted Transferee, and as a condition thereto, the Investor shall cause such Permitted Transferee to deliver to the Company its written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the terms and conditions of this Agreement.

7.9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

7.10. Counterparts. This Agreement may be executed in separate counterparts (including by means of facsimile or electronic transmission in portable document format (i.e., pdf)), each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

7.11. Descriptive Headings; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.12. Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile, or (c) sent by overnight courier, in each case, addressed as follows:

The Company:

[Spinco, Inc.]

[            ]

[            ]

Attention: [            ]

Facsimile No.: [            ]

with copies to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, NY 10022

Attention:	Michael Diz
Peter J. Loughran
Facsimile No.:	(212) 909-6836

and

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention:	Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.
Neal J. Reenan
Facsimile No.:	(312) 862-2200

The Investor:

UWW Holdings, LLC

c/o Bain Capital Partners, LLC

200 Clarendon Street

Boston, MA 02116

Attention:	Matt Levin
Seth Meisel
Facsimile No.:	(617) 516-2010

with a copy to (which shall not constitute notice):

Bain Capital Partners, LLC

200 Clarendon Street

Boston, MA 02116

Attention:	Matt Levin
Seth Meisel
Facsimile No.:	(617) 516-2010

and

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, IL 60654

Attention:	Matthew E. Steinmetz, P.C.
Jeffrey W. Richards, P.C.
Neal J. Reenan
Facsimile No.:	(312) 862-2200

If to any other Person, to it at the address set forth in the records of the Company.

Notice to the holder of record of any capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile on a Business Day, or if not delivered on a Business Day, on the first Business Day thereafter, and (z) two Business Days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

7.13. Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

7.14. Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL.

(a) All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

(b) The Parties agree that jurisdiction and venue in any action brought by any Party pursuant to this Agreement shall properly (but not exclusively) lie in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in any appropriate state or federal court in the State of Delaware) and any federal or state court located in the State of Delaware from which appeal therefrom validly lies. By execution and delivery of this Agreement, each Party irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such action. The Parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The Parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

(c) AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (WITH EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH OF THE PARTIES EXPRESSLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT, REGARDLESS OF WHICH PARTY INITIATES SUCH

ACTION OR PROCEEDING, AND ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.15. Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

7.16. Dilution. If, from time to time, there is any change in the capital structure of the Company by way of a split, dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue.

* * * * *

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Registration Rights Agreement to be executed as of the date first written above.

XPEDX HOLDING COMPANY

By:
Name:
Its:

UWW HOLDINGS, LLC

By:
Name:
Its:

[Signature Page to Registration Rights Agreement]